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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 29, 2007


                               GASCO ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

           0-26321                                       98-0204105
  (Commission File Number)                   (I.R.S. Employer Identification No.

       8 Inverness Drive East, Suite 100
              Englewood, Colorado                                    80112
    (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement

On May 29, 2007, Gasco Energy, Inc. ("Parent"), a Nevada corporation, and Brek Energy Corporation ("Company") a Nevada corporation, entered into that certain Second Amendment to Agreement and Plan of Merger, by and among Parent and the Company, amending that certain Agreement and Plan of Merger by and among the Parent, the Company and Gasco Acquisition, Inc., a Nevada corporation and a wholly owned subsidiary of Parent, dated September 20, 2006, as amended by that certain First Amendment to Agreement and Plan of Merger dated January 31, 2007 (collectively, the "Merger Agreement").

The Second Amendment amends the Merger Agreement by changing the Optional Termination Date (as defined in the Merger Agreement) from May 31, 2007 to October 31, 2007.

Item 9.01     Financial Statements and Exhibits.

     (d) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

               2.1 Second Amendment to Agreement and Plan of Merger, dated May 29, 2007, by and among Gasco Energy, Inc. and Brek Energy Corporation.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GASCO ENERGY, INC.


                                 By:     /s/ W. King Grant
                                         ------------------------------
                                         Name: W. King Grant
                                         Title:   Executive Vice President and
                                                  Chief Financial Officer


                                 Date:  May 29, 2007



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                                  EXHIBIT INDEX

2.1 Second Amendment to Agreement and Plan of Merger, dated May 29, 2007, by and among Gasco Energy, Inc. and Brek Energy Corporation.